ADVANCED SERIES TRUST

AST Schroders Multi-Asset World Strategies Portfolio

Supplement dated August 8, 2012 to the
Prospectus and Statement of Additional Information, each dated April 30, 2012

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Effective immediately, Michael Spinks will no longer serve as co-portfolio manager for the AST Schroders Multi-Asset World Strategies Portfolio (the “Portfolio”). To reflect this change, all references to Mr. Spinks in the Portfolio’s Prospectus and Statement of Additional Information (“SAI”) are hereby deleted.

Johanna Kyrklund will retain her role as co-portfolio manager of the Portfolio. Effective immediately, Aymeric Forest and Philip Chandler will also serve as portfolio managers for the Portfolio. To reflect the addition of Mr. Forest and Mr. Chandler, the following changes are hereby made to the Prospectus and SAI.

I.	In the Portfolio’s Prospectus, the table under the heading Summary: AST Schroders Multi-Asset World Strategies Portfolio/Management of the Portfolio is hereby deleted and replaced with the following:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Schroder Investment Management North America Inc. Schroder Investment Management North America Limited	Johanna Kyrklund, CFA	Head of Multi-Asset Investments	December 2008
AST Investment Services, Inc.		Philip Chandler, CFA	Multi-Asset Portfolio Manager	August 2012
		Aymeric Forest, CFA	Multi-Asset Portfolio Manager	August 2012

II.	In the Prospectus, under the heading How the Fund is Managed/Portfolio Managers/AST Schroders Multi-Asset World Strategies Portfolio, the following is added to the end of the section:

Philip Chandler, CFA, is based in New York, and is a fund manager in the Multi-Asset team focusing on North American clients. He also provides specialized fixed income market coverage for the global Multi-Asset team. Mr. Chandler joined Schroders in 2003. Initially, he was part of the Fixed Income government bond team before transferring to the Multi-Asset team in 2009. CFA Charterholder (2006). MA Oxf, Philosophy, Politics & Economics, University of Oxford.

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Aymeric Forest, CFA, joined Schroders in May 2011 as a fund manager in the Multi-Asset team and as a member of the Global Asset Allocation Committee. Prior to joining Schroders, Aymeric was Global Head of Global Investment Solutions at BBVA in Madrid, being responsible for multi asset products. From 2002 to 2009 he worked in London at ABN AMRO Asset Management, Fortis Investments (merger in 2008) and then BNP Paribas Investment Partners (merger in 2009), CFA Charterholder, DESS and Master degree in Finance, Universite Nancy 2.

III.	In the SAI, the table under the heading Part I /Portfolio Managers: Other Account/AST Schroders Multi-Asset World Strategies Portfolio is hereby deleted and replaced with the following information:
AST Schroders Multi-Asset World Strategies Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Schroders	Johanna Kyrklund, CFA	2/$2.493 billion*	9/$7.983 billion	18/$2.497billion	None
	Philip Chandler, CFA	2/$2.493 billion*	None	None	None
	Aymeric Forest, CFA	2/$2.493 billion*	2/$237 million	1/$194 million	None

*updated as of July 31st 2012

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